Exhibit 99.1

Management Presentation NAPTP MLP Investor Conference Tim Brazy, CEO and George Doyle, CFO May 21, 2015 Landmark Infrastructure Partners LP

Disclaimer This presentation may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. The risks noted throughout this presentation could cause our actual results to differ materially from those contained in any forward-looking statement. These forward-looking statements include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to Landmark’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Statements regarding the following subjects are forward-looking by their nature: market trends and Landmark’s business strategy, projected operating results and ability to obtain future financing arrangements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While Landmark believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Landmark or under Landmark’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), Landmark’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward-looking statements: the factors referenced in the final prospectus in connection with its public offering and in our Annual Report on Form 10-K for the year ended December 31, 2014, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in Landmark’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in Landmark’s industry, interest rates or the general economy; and the degree and nature of Landmark’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. Landmark assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before impairments, acquisition-related costs, straight line rental adjustments, amortization of above- and below-market lease intangibles, unrealized gain or loss on derivative financial instruments and after the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid and maintenance capital expenditures. Landmark has filed a Registration Statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) in connection with its public offering. Before you invest, you should read the prospectus included in the Registration Statement and other documents the issuer has filed with the SEC for more complete information about the issuer. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. 1

Partnership Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Unit Price(1): $16.75 Market Capitalization(2): $182 million Current Yield(1): 7.1% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution(3): $0.2975 per unit for Q1 2015 Dropdown Acquisitions 1 and 2(4): Completed two drop-down acquisitions totaling 154 tenant sites with annual rents of approximately $2.8 million Follow-on Offering(5): Closed upsized offering of 3.0 million units, raising gross proceeds of approximately $50 million 2 Closing price as of May 18, 2015. Based on total outstanding units of 10.8 million, which includes an additional 3.0 million units from recent offering. Announced April 23, 2015. Completed March 4, 2015 and April 8, 2015. Closed on May 20, 2015. Excludes underwriters’ option to purchase additional units.

Overview of Our Assets Effectively triple net leases Organic growth through contractual rent escalators, lease modifications and renewals 99%+ property operating margins, no maintenance capex 3 Our real property interests underlie our tenants’ operationally essential infrastructure assets in the wireless communication, outdoor advertising and renewable power generation industries Wireless Carrier “A” Wireless Carrier “B” Tower Owner Real Property Interest Owner RENT RENT RENT Advertiser “Face A” Advertiser “Face B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner RENT RENT RENT

Our Portfolio 4 We are a growth-oriented MLP formed by Landmark Dividend (“Sponsor”) to acquire, own and manage a diversified, growing portfolio of real property interests. Our initial portfolio of assets was acquired from our Sponsor in connection with our IPO in November 2014. Tier 1(2) Tenants Asset Portfolio 776 Tenant Sites(1) As of March 31, 2015, excluding April 8, 2015 drop-down. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. Wireless Communication Outdoor Advertising Renewable Power Generation

Significant, Growing and Fragmented U.S. Market Opportunity Our asset portfolio represents < 0.5% of the total U.S. market 5 Significant: Over 360,000 locations Growing: New sites added each year are expected to be > 5x our existing portfolio(1) Fragmented: Most individual property owners in this industry have only 1 or 2 locations #1 cellular tower company and #1 billboard company own < 12% of the land under their assets(2) Per SNL Kagan, U.S. tower locations are expected to grow by 3.6% per year from 2014 to 2019. Rank based on total market capitalization; Per SNL Kagan, American Tower (as of Dec. 31, 2014) and Lamar (as of Dec. 31, 2014) held ownership interests in 12% and 8.5%, respectively, of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”), American Wind Energy Association (“AWEA”), and Energy Information Administration (“EIA”). Wireless Communication Outdoor Advertising Renewable Power Generation More than 154,000 locations(3) More than 164,000 locations(3) More than 48,000 locations(3) 115 130 147 150 154 184 2010 2011 2012 2013 2014 2019P U.S. Tower Locations (thousands) $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 2011 2012 2013 2014 2015P 2016P 2017P 2018P 2019P 2020P 2021P 2022P 2023P 2024P U.S. Outdoor Advertising Revenue ($ in billions) 35 39 46 59 60 65 85 1 1 2 3 6 10 19 3.5% 4.0% 4.6% 6.0% 6.3% 7.0% 8.5% 0% 3% 6% 9% 0 40 80 120 2009 2010 2011 2012 2013 2014 2040P U.S. Wind and Solar Capacity (gigawatts) Wind Solar Wind + Solar (% of Total Capacity)

Partnership Highlights(1) Long-lived assets with effectively triple net leases 99% occupancy, 99% historical lease renewal rate Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth Difficult-to-replicate locations in major population centers 87% leased to Tier 1 tenants for their essential operations 776 tenant sites in our existing portfolio; each is < 1.5% of revenue Diversified across 43 states and Washington, D.C. Contractual rent escalators Rent increases through lease modifications, renewals and revenue sharing Additional 994 ROFO assets, as well as third-party acquisition opportunities Sponsor owns a 28.9% subordinated interest(2) Multiple Growth Drivers Stable and Predictable Distributions 6 As of March 31, 2015. Gives effect to issuance of 3,000,000 common units (assuming no exercise for the underwriters’ option to purchase additional units) as described in the prospectus relating to the recent offering.

Stable cash flow from long-lived assets Stable Cash Flow Effectively triple net leases < 1% property operating expenses(1) No property tax or insurance obligations No maintenance capital expenditures 99% occupancy(2) 99% historical lease renewal rate(2) No commodity exposure Annual G&A expense cap(3) High margins(4) 85+% Adjusted EBITDA margin 85+% unlevered distributable cash flow margin For the three-year period ended December 31, 2014, property operating expenses were less than 1% of revenue. As of March 31, 2015. Based on the earlier of five years or until our trailing four quarter revenue exceeds $80 million, excludes acquisition services. For the three-month period ended March 31, 2015 Average remaining term as of March 31, 2015. Assumes 99-year term for perpetual assets. Including remaining renewal options. 7 Long-Lived Assets Stable and High Margin Cash Flow 17+ years(5) 74+ years(5) 15+ yrs 59% 10 - 14 yrs 16% 5 - 9 yrs 15% <5 yrs 10% Remaining Lease Term (6) (% of Rents) Perpetual 37% 50 - 99 yrs 23% 40 - 49 yrs 15% 30 - 39 yrs 18% 20 - 29 yrs 5% <20 yrs 2% Remaining Real Property Interest Term (% of Rents)

STRATEGIC LOCATIONS…

1. …underlying operationally critical assets…

- **Wireless:** Highly interconnected networks
- **Billboards:** Key traffic corridors, favorable zoning restrictions with "grandfather clauses"
- **Renewables:** High-wind corridors, proximity to transmission interconnects

2. …into which tenants made significant investments…



Typically $200,000 to $300,000(1) for tower plus cost of wireless equipment
vs. $1,600(2) average monthly ground rent

3. …in major markets…



Top Market Locations (by BTA Rank)(3)
(% of quarterly rental revenue)
101+ 15%
New York, NY 20%
Chicago, IL 10%
Los Angeles, CA 9%
Top 4-20 26%
Top 21-100 20%

4. …that are difficult to replicate and costly to relocate

- Significant zoning, permitting and regulatory hurdles in finding suitable new locations
- Time and cost of construction at a new site
- Vacating tenant must often return the property to its original condition

(1) Source: SNL Kagan.
(2) Asset portfolio average monthly GAAP rent per tenant site for the three months ended March 31, 2015 was approximately $1,600.
(3) Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry.

LANDMARK INFRASTRUCTURE
8

 Highly Desired by Tier 1 Tenants 9 Large, publicly-traded companies with national footprints(1) No single tenant accounts for more than 20% of revenue Wireless Carriers T-Mobile 19% Verizon 15% AT&T Mobility 11% Sprint 11% Others 7% Total 63% Tower Companies Crown Castle 11% American Tower 4% SBA Communications 3% Others 2% Total 20% Outdoor Advertising Outfront Media 6% Clear Channel Outdoor 5% Lamar Advertising 3% Others 3% Total 17% Tenants are often subsidiaries or affiliates of such publicly-traded companies. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended March 31, 2015. Excludes interest income on receivables. Renewable Power Generation < 1% Quarterly Rental Revenue Breakdown (2)

Significant Diversification No Leased Tenant Sites 1 – 10 Leased Tenant Sites 11 – 49 Leased Tenant Sites 50+ Leased Tenant Sites 10 Each tenant lease generates less than 1.5% of our revenue Assets in 43 states and Washington, D.C., with no state accounting for more than 15% of our total tenant sites Asset Portfolio 776 Tenant Sites(1) As of March 31, 2015.

Multiple Growth Drivers 11 Organic Growth With No Capex Acquisitions From Sponsor Acquisitions From Third Parties Contractual Escalators Lease Modifications and Renewals 994 ROFO Assets(1) Ongoing Sponsor Acquisitions Third-Party Portfolios Tax Deferred Exchange As of March 31, 2015.

Organic Growth with No Capital Expenditures Wireless technology upgrades Expansion of premises Digital billboard conversions Lamar and Clear Channel spent over 40% of capex on digital billboards(2) Below-market leases ($ in billions) Total Wireless Capital Expenditures(1) Source: SNL Kagan and OAAA. Includes amounts disclosed by publicly traded wireless carriers. Per fiscal year 2014 10-K filings. 95% of our leases have contractual rent escalators 88% fixed rate increases with an average annual escalation rate of 2.6% 7% tied to CPI Contractual Rent Escalators Increased Rent Through Lease Modifications And Renewals Increase in billboard advertising revenue Additional tower subtenants ($ in billions) U.S. Outdoor Advertising Revenue Participation in Tenant Revenue Growth 12 $20.6 $20.2 $23.2 $26.5 $29.0 $32.5 $32.1 2008 2009 2010 2011 2012 2013 2014 $6.1 $6.3 $6.6 $7.0 $7.2 $7.4 $7.7 $8.0 $8.3 $8.7 $9.1 $9.5 $9.9 $10.4 $10.9 '10 '11 '12 '13 '14 '15P '16P '17P '18P '19P '20P '21P '22P '23P '24P

Right of First Offer Assets 13 ROFO assets alone would more than double the size of our existing portfolio 994 available tenant sites(1) Substantially similar characteristics to our initial asset portfolio Geographically diverse (48 states and D.C.) Average remaining real property interest term of 80+ years(2) Average remaining lease term of 18+ years(3) 99% occupancy(1) 994 Tenant Sites As of March 31, 2015. Assumes term of 99 years for perpetual assets. Including renewal options. Wireless Communication 68% Outdoor Advertising 31% Renewable Power Generation 1% c

Significant, Growing and Fragmented U.S. Market Opportunity Our asset portfolio, plus ROFO assets, represents < 0.5% of the total U.S. market 14 Tenant Sites Asset Portfolio(3): 776 ROFO Assets(3): 994 Combined: 1,770 % of Total U.S. Market 1,770 / 360,000 = 0.49% Per SNL Kagan, U.S. tower locations are expected to grow by 3.6% per year from 2014 to 2019. Rank based on total market capitalization; Per SNL Kagan, American Tower (as of Dec. 31, 2014) and Lamar (as of Dec. 31, 2014) held ownership interests in 12% and 8.5%, respectively, of the land underlying their assets. As of March 31, 2015. Significant: Over 360,000 locations Growing: New sites added each year are expected to be > 5x our existing portfolio(1) Fragmented: #1 cellular tower company and #1 billboard company own < 12% of the land under their assets(2) Most individual property owners have only 1 or 2 locations

Aligned Sponsor Driving Growth

Given its substantial cash investment and significant ownership position in us, we expect our strategic Sponsor to promote and support the success of our business

- Sponsor contributed ~$60 million at the IPO, invested ~$39 million in cash and ~$21 million in roll-over equity
- Sponsor owns our General Partner, all of the IDRs and a 28.9% LP interest [(1)] in us

Sponsor's National Footprint



Landmark office
Origination team members working remotely

Sponsor's Organizational Structure



Approximately 137 Employees
Acquisitions
Asset Origination, Due Diligence and Closing
Staff Count: 113
Lead Generation
Appointment Setting
Price Negotiation
Sales force Management
Underwriting
Document Negotiation
Closing
Funding
Administration
Asset Sales, Finance and Administration
Staff Count: 24
Capital Raising
Capital Management
Investor Relations
Investor Reporting
Information Technology
Accounting, Tax & Treasury
Human Resources
Asset Mgmt.

(1) Gives effect to issuance of 3,000,000 common units (assuming no exercise for the underwriters' option to purchase additional units) as described in the prospectus relating to the recent offering.

LANDMARK INFRASTRUCTURE
15

Sponsor Expertise in an Industry with High Barriers of Entry Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated 500-700 Sites Closed 16 ~10-12%(1) of Transactions 1 to 2 real property interests per transaction. Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets Landmark seeks to acquire are typically $50,000 to $500,000 in value Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform Lead Generation Asset Origination Underwriting and Closing Asset Management Proprietary, internally sourced National acquisition force Proprietary database of transactions Comprehensive underwriting Proprietary database of current market leases Sponsor’s proprietary platform has enabled it to increase the amount of its acquisitions every year since inception Origination Illustration

RAPID GROWTH POTENTIAL FROM SPONSOR DROP-DOWNS

Sponsor intends to facilitate our growth through additional drop-downs of ROFO assets and Sponsor's ongoing acquisitions

- **Current assets plus ROFO assets, but excluding ongoing originations, would result in a portfolio ~2.3 x our Current Asset Portfolio**

Tenant Sites



776(1)
994(1)
1,770
~2.3x our Current Asset Portfolio
Assets Today
ROFO Assets
Combined

(1) As of March 31, 2015.

LANDMARK INFRASTRUCTURE

17

The Partnership acquired real property interests from our Sponsor in two drop-down transactions for combined total consideration of $47.3 million(1) Drop-Down Highlights 18 Transaction Summary Portfolio Highlights Operating and Financial Impact These transactions support the objective of growing the Partnership and are the first of many expected transaction proposals from our Sponsor and its controlled funds Assets acquired were not part of the assets subject to the right of first offer (ROFO) All ROFO assets remain available for future drop-down transactions into the Partnership Combined purchase price of $47.3 million represents a 6.0% cap rate on next twelve months (“NTM”)(2) rent Cash consideration was financed with the Partnership’s revolver Diversified pool of 154 tenant sites generating $2.82 million of annual effectively triple net rents 86 wireless communication, 67 outdoor advertising and one renewable power sites Geographically diversified in 31 states and 86% located in top 100 BTAs Wireless Communication and Outdoor Advertising segments are expected to contribute 67% and 33%, respectively, of the total forecasted $2.82 million in annual rents 100% occupancy rate 89% of annual rents from Tier 1 tenants Average remaining real property interest and lease term of 85 years(3) and 16 years(4), respectively Portfolio attributes are similar to those of our initial asset portfolio Acquisition financial impact for LMRK: Increase annual rents by approximately 21% Immediately accretive to distributable cash flow Press releases dated March 4, 2015 and April 8, 2015. NTM period from 4/1/2015 to 3/31/2016. Assumes 99-year term for perpetual assets. Including remaining renewal options.

Third-Party Acquisitions 19 First public MLP focused on our industry Tax-efficient MLP capital structure We may directly acquire third-party assets by leveraging the Sponsor’s origination and acquisition platform Large portfolios Direct from property owners Alternative Currency Common units used for tax deferred exchanges Benefits to sellers include: Cash flow diversification Defer taxable gains Potential growth in value Option to conveniently sell their common units when they wish to obtain cash Expand our universe of potential acquisition opportunities to drive accretive growth

Multiple Drivers of Distribution Growth 20 Contracted Growth Modified and Renewed Leases ROFO Drop- Downs Additional Sponsor Drop-Downs Third-Party Acquisitions Distribution Per Unit ($) Stable, Predictable and Growing Distributable Cash Flow Organic Growth Without Capex Potential Sponsor Acquisitions Third-Party Acquisitions $ 1.15 Annualized Minimum Quarterly Distribution at IPO Annualized Minimum Quarterly Distribution

21 Financial Overview

Generate stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates Maintain 99%+ property operating margins with no maintenance capex No commodity price risk Maintain Predictable And Stable Cash Flows Contractual escalators Manage lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions of ROFO assets Accretive drop-down acquisitions of ongoing Sponsor originations Seek accretive acquisitions of third-party portfolios Target leverage: < 50% debt-to-total market capitalization Maintain appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions As of March 31, 2015, approx. 98% of borrowings were fixed over a four-year period Borrowings for first drop-down were fixed over a four-year period beginning April 2015 Deliver Consistent Distribution Growth Disciplined Financial Policies Disciplined and Flexible Financial Strategy 22

Summary of Recent Follow-on Offering Closed secondary offering of 3.0 million units, which was upsized from 2.5 million units Raised gross proceeds of approximately $50 million $190 million revolver with an accordion up to an additional $200 million, with ~$119 million of undrawn capacity(1) after proceeds from this offering are used to repay a portion of amounts outstanding Pro-forma leverage ratio under 5x(1, 2) Follow-on offering strengthened our balance sheet to pursue future acquisitions Including borrowings for April 8, 2015 drop-down. Gives effect to issuance of 3,000,000 common units (assuming no exercise for the underwriters’ option to purchase additional units) as described in the prospectus relating to the recent offering. 23 Flexible balance sheet positions us for growth

Keys to Our Success 24 Stable, Predictable and Growing Distributable Cash Flow Stable and Predictable Distributions Multiple Growth Drivers Organic Growth with No Capex Aligned Sponsor Committed to Growth Stable Cash Flow Strategic Locations Leased Primarily to Tier 1 Tenants Significant Diversification

25 APPENDIX

Non-GAAP Financial Measures We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before impairments, acquisition related costs, unrealized and realized gain or loss on derivatives, loss on extinguishment of debt, unit-based compensation, straight line rental adjustments, amortization of above and below market lease intangibles, and the capital contribution to fund our general and administrative expense reimbursement. We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid and maintenance capital expenditures. Distributable cash flow will not reflect changes in working capital balances. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered an alternative to net income (determined in accordance with GAAP) as an indication of our performance, and we believe that to understand our performance further, EBITD, Adjusted EBITDA and distributable cash flow should be compared with our reported net income in accordance with GAAP, as presented in our combined financial statements. Adjusted EBITDA and distributable cash flow are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below. 26

EBITDA, Adjusted EBITDA and Distributable Cash Flow 27

MANAGEMENT TEAM

Average of 17 years of experience with high volume, small balance real property asset originations

Name	Title	Select Prior Experience
Tim Brazy	CEO and Director	• President of Landmark Dividend LLC • Founder and CEO of Church Mortgage Acceptance Company • Founder and President of Atherton Capital • Co-Founder and President of Franchise Mortgage Acceptance Corp. ("FMAC"), with Mr. Knyal • MBA from Stanford Business School; B.S. from Caltech
George Doyle	CFO and Treasurer	• Chief Financial Officer of Landmark Dividend LLC • EVP, CFO and Treasurer at Clearview Hotel Trust, Inc. • SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT • Senior Manager at KPMG • B.A. in Business Administration from Western Washington University; CPA
Jeff Knyal	Vice Chairman	• Chief Executive Officer of Landmark Dividend LLC • Founder and COO of Wireless Capital, a large aggregator of wireless ground leases • Co-Founder and SVP of FMAC, with Mr. Brazy • Former banker with Dean Witter and Greenwich Capital • MBA from University of Chicago
Keith Drucker	SVP – Investments	• Chief Operating Officer of Landmark Dividend LLC • Business Development Manager for TowerCo LLC • SVP of Operations at Wireless Capital Partners • Held senior positions at both Global Signal and SpectraSite Communications, Inc., now American Tower • B.S. in Business Communications from Bentley University
Dan Rebeor	SVP – Real Estate Operations	• EVP of Operations and General Counsel of Landmark Dividend LLC • Led real estate teams at SpectraSite Communications, American Tower and Leap Wireless • Former national underwriting and claims counsel for two title insurance underwriters • Licensed attorney, J.D. from the University of Dayton School of Law • B.S. in Communications/Media from State University of New York, College at Fredonia
Dan Parsons	SVP – Information Systems and Technology	• Chief Information Officer of Landmark Dividend LLC • 10 years consulting at a major mortgage company • 10 years serving as CIO of Budget Finance Company, a major mortgage company • B.S. and MBA from USC

LANDMARK INFRASTRUCTURE

28

Landmark Infrastructure and its Sponsor are Aligned 29 Organizational Structure(1) 28.9% LP Interest (subordinated) 53.1% LP Interest Landmark Infrastructure Partners LP (NASDAQ Global Market: LMRK) (the Partnership) 100% LLC Interest 18.0% LP Interest Landmark Infrastructure Partners GP LLC (our General Partner) Public Unitholders Common Units Fund A and Fund D Legacy Members Common Units Landmark (our Sponsor) Subordinated Units Non-economic GP IDRs Gives effect to issuance of 3,000,000 common units (assuming no exercise for the underwriters’ option to purchase additional units) as described in the prospectus relating to the recent offering.